Exhibit 32.2


          CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT
                AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT
                        TO THE SARBANES-OXLEY ACT OF 2003

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Annual Report on Form 10-K for the year ending December 31, 2007 with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Rudy, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ John Rudy
----------------------
John Rudy Chief Financial Officer
(principal financial officer)

March 31, 2008






























                                     32.2-1